UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2017

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01 Other Events.

On April 28, 2017, Simmons First National Corporation (“Corporation”) received notification that the Board of Governors of the Federal Reserve System has approved the Corporation’s application for its previously announced acquisition of Hardeman County Investment Company, Inc. (“HCIC”). The HCIC transaction is subject to approval by the HCIC shareholders, which will be sought at a special meeting to be held May 4, 2017. If HCIC receives its shareholders’ approval, the Corporation expects to close the transaction May 15, 2017.

Forward-Looking Statements

Certain statements contained in this filing may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as “anticipate,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “would,” “could” or “intend,” future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the Corporation’s future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non-interest revenue, market conditions related to the Corporation’s common stock repurchase program, allowance for loan losses, the effect of certain new accounting standards on the Corporation’s financial statements, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, earnings, effect of pending litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.

Readers are cautioned not to place undue reliance on the forward-looking statements contained in this filing in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. These factors include, but are not limited to, changes in the Corporation’s operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of the Corporation to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of the Corporation’s interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability of the Corporation to repurchase its common stock on favorable terms, ability to obtain regulatory approvals and meet other closing conditions of acquisitions, including approval by HCIC shareholders on the expected terms and schedule, delays in closing acquisitions, difficulties and delays in integrating the HCIC business or fully realizing cost savings and other benefits of the transaction, business disruption following the transaction, changes in interest rates and capital markets, inflation, customer acceptance of the Corporation’s products and services, and other risk factors. Other relevant risk factors may be detailed from time to time in the Corporation’s press releases and filings with the Securities and Exchange Commission (“SEC”). Any forward-looking statement speaks only as of the date of this Report, and we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this Report.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts, and may not reflect actual results.

Important Additional Information and Where to Find It

In connection with the proposed acquisition of HCIC, the Corporation has filed with the SEC a Registration Statement on Form S-4 that includes a proxy statement of HCIC and a prospectus of the Corporation, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF HCIC ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE ACQUISITION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY THE CORPORATION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

A free copy of the proxy statement/prospectus, as well as other filings containing information about the Corporation, may be obtained at the SEC’s internet site (http://www.sec.gov). You can also obtain these documents, free of charge, from the Corporation at www.simmonsbank.com under the heading “Investor Relations”. Copies of the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Simmons First National Corporation, 501 Main Street, Pine Bluff, Arkansas 71601, Attention: David Garner, Investor Relations Officer, Telephone: (870) 541-1000 or to Hardeman County Investment Company, Inc., 1862 Highway 45, Jackson, Tennessee, 38305, Attention: C. Hunter Simmons, Telephone: (866) 658-5219.

HCIC and its directors, executive officers and certain other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed acquisition. Information concerning all of the participants in the solicitation is included in the proxy statement/prospectus relating to the proposed transaction. Free copies of this document may be obtained as described in the preceding paragraph.

FOR MORE INFORMATION CONTACT:

DAVID GARNER

Investor Relations Officer

Simmons First National Corporation

(870) 541-1000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ Robert A. Fehlman
Date: April 28, 2017	Robert A. Fehlman, Senior Executive Vice President,
Chief Financial Officer and Treasurer